VOYA EQUITY TRUST

Voya SmallCap Opportunities Fund

(“Fund”)

Supplement dated October 1, 2014

to the Fund’s Class A, Class B, Class C, Class I,

Class R, and Class W Prospectus and Class R6 Prospectus

each dated September 30, 2014

(each a “Prospectus” and collectively the “Prospectuses”)

Effective immediately, the Fund’s Prospectuses are revised to notify shareholders that Steve Salopek has decided to retire from Voya Investment Management Co. LLC effective June 30, 2015.  The subsection entitled “Management of the Funds — The Sub-Advisers and Portfolio Managers — Voya SmallCap Opportunities Fund” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Voya SmallCap Opportunities Fund

The following individuals are jointly responsible for the day-to-day management of Voya SmallCap Opportunities Fund.

Joseph Basset, CFA, Portfolio Manager, joined Voya IM in June 2005 and is primarily responsible for covering the industrials, energy, and materials sectors. Prior to joining Voya IM, Mr. Basset had been employed by Banc One since 1998 where he covered semiconductor, information technology and communications equipment companies and was an analyst for the One Group Technology Fund.

James Hasso, Portfolio Manager, has been with Voya IM since 2006 and is primarily responsible for covering the financials sector. Prior to joining Voya IM, Mr. Hasso had been a senior research analyst with First Investors Corporation from 2004-2006. Prior to that, Mr. Hasso served as a senior research analyst and associate portfolio manager with Valenzuela Capital Partners LLC from 2001-2002.

Steve Salopek, Portfolio Manager, joined Voya IM in June 2005 and is primarily responsible for covering the commercial services industry. Prior to joining Voya IM, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small-capitalization growth assets.  Mr. Salopek has decided to retire from Voya IM effective June 30, 2015.

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